                  Supplement to Accumulation Life(R) Prospectus
                          Supplement dated May 1, 2003
                         Prospectus dated April 30, 1998

     The disclosure set forth below replaces the information under the heading "Fund Expenses" found in the prospectus and any other prior supplements.

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                    SAFECO SEPARATE ACCOUNT SL EXPENSE TABLE
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PORTFOLIO FEE WAIVERS AND EXPENSE REIMBURSEMENTS
In some cases, the fund advisors or other parties agree to waive or reimburse all or a portion of the portfolio expenses. For those portfolios where such an agreement exists, the expenses absent waiver or reimbursement would have been higher. In cases where this waiver or reimbursement is voluntary, the expense information in the table below has been restated to reflect what the fees would have been without the voluntary waiver or reimbursement. Please see the individual portfolio prospectuses for more detailed information about portfolio expenses.
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In addition, we have Fund Participation Agreements with each of the non-Safeco fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, Safeco Life may receive an asset based administrative fee from the fund's advisor or distributor that is not deducted from the portfolio's assets.


PORTFOLIO EXPENSES                                         Management         Other Expenses          Total Annual
(as a percentage of average net assets)                       Fees                                 Portfolio Expenses
                                                             (After expense waiver and reimbursement for certain
                                                                                 Portfolios)
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Safeco RST Equity Portfolio                                  0.74%                 0.03%                 0.77%
Safeco RST Growth Opportunities Portfolio                    0.74%                 0.05%                 0.79%
Safeco RST Northwest Portfolio                               0.74%                 0.10%                 0.84%
Safeco RST Bond Portfolio                                    0.74%                 0.10%                 0.84%

(Initial Class shares only)
Fidelity VIP Money Market Portfolio                          0.20%                 0.09%                 0.29%
Fidelity VIP High Income Portfolio                           0.58%                 0.12%                 0.70%
Fidelity VIP Equity Income Portfolio                         0.48%                 0.09%                 0.57%
Fidelity VIP Growth Portfolio                                0.58%                 0.09%                 0.67%
Fidelity VIP Overseas Portfolio                              0.73%                 0.17%                 0.90%
Fidelity VIP Investment Grade Bond Portfolio                 0.43%                 0.11%                 0.54%
Fidelity VIP Asset Manager Portfolio                         0.53%                 0.10%                 0.63%
Fidelity VIP  Index 500 Portfolio (a)                        0.24%                 0.09%                 0.33%
Fidelity VIP  Asset Manager: Growth Portfolio                0.58%                 0.15%                 0.73%
Fidelity VIP  Contrafund Portfolio                           0.58%                 0.10%                 0.68%


ING VP  Natural Resources Trust                              1.00%                 0.64%                 1.64%
ING VP  Emerging Markets Fund                                0.85%                 1.48%                 2.33%

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(a) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expense) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time.


The above portfolio expenses were provided by the portfolios. We have not independently verified the accuracy of the information.

Explanation of Expense Table

The purpose of the Expense Table is to show the various expenses you will incur directly and indirectly by investing in the policy. Changes to the portfolio expenses affect the results of the Appendix B and C in your prospectus and any previous supplements. Although we have chosen not to update Appendix B or C here, they still generally show how expenses and charges affect your contract value.